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                                                                   EXHIBIT 10.26

                                                                  EXECUTION COPY

                             PINNACLE SYSTEMS, INC.

                       DECLARATION OF REGISTRATION RIGHTS

         This Declaration of Registration Rights ("Declaration") is made as of July 25, 2003, by Pinnacle Systems, Inc., a California corporation ("the Company"), for the benefit of SCM Microsystems, Inc., a Delaware corporation ( "Parent"), acquiring shares of Company Common Stock pursuant to that Asset Purchase Agreement dated as of June 29, 2003 (the "Agreement"), among the Company, Parent and Dazzle Multimedia, Inc., a Delaware corporation sometimes doing business as "Dazzle, Inc." and wholly-owned subsidiary of Parent.

         WHEREAS, it is a condition to Parent's obligation to consummate the transactions contemplated by the Agreement that the Company enter into this Declaration.

         1.       Definitions. As used in this Declaration:

                    (a) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                    (b) "Form S-3" means such form under the Securities Act as is in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                    (c) "Holder" shall mean (i) Parent or (ii) a transferee of Registrable Securities to whom registration rights granted under this Agreement are assigned pursuant to Section 8 of this Agreement.

                    (d) "Registrable Securities" means the number of shares of Company Common Stock issued to Parent pursuant to the Agreement at Closing; provided, however, that such shares of Company Common Stock held by Parent shall cease to be Registrable Securities (i) after a registration statement on Form S-3 with respect to the sale of such shares shall have been declared effective under the Securities Act and such shares shall have been disposed of in accordance with such registration statement and with Section 2 hereof or (ii) the one-year anniversary of the Closing Date.

                    (e) "Securities Act" means the Securities Act of 1933, as amended.

                    (f) "SEC" means the United States Securities and Exchange Commission.

         Terms not otherwise defined herein have the meanings given to them in the Agreement.

         2.       Registration Statement on Form S-3.

                    (a) The Company shall use its best efforts to cause the Registrable Securities to be registered under the Securities Act so as to permit the resale thereof. In connection therewith, the

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Company shall prepare and file with the SEC a registration statement on Form S-3
(or any successor form to Form S-3, or if Form S-3 is not available, another appropriate form) covering all Registrable Securities within twenty (20) days of the Closing Date. It shall be a condition precedent to the obligations of the Company pursuant to this Declaration register the Registrable Securities that Parent shall provide all such information and materials regarding Parent and take all such action as may be required under applicable laws and regulations in order to permit the Company to comply with all applicable requirements of the Securities Act and the Exchange Act that relate to the Company's ability to file and have declared effective a registration statement pursuant to this Declaration, and to obtain any desired acceleration of the effective date of such registration statement. The offerings made pursuant to such registration shall not be required to be underwritten.

                  (b) The Company shall (i) prepare and file with the SEC the registration statement in accordance with Section 2(a) hereof with respect to the Registrable Securities and shall use its best efforts to cause such registration statement to become effective as promptly as practicable after filing (and shall request acceleration of effectiveness of such registration statement by the SEC no later than forty-eight (48) hours after receiving notice from the SEC that it will not review the registration statement or that any SEC comments have been resolved to the satisfaction of the SEC) and to keep such registration statement effective until the earliest to occur of (A) the date on which all Registrable Securities included within such registration statement have been sold or (B) the one-year anniversary of the Closing Date; provided, however, that the Company shall not be obligated to have the registration statement declared effective by the SEC until after it shall have publicly released its earnings for the quarter ended June 30, 2003; (ii) prepare and file with the SEC such amendments to such registration statement and amendments or supplements to the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities registered by such registration statement;
(iii) furnish to Parent such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act, and such other documents, as Parent may reasonably request in order to effect the offering and resale of the Registrable Securities to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain effective; (iv) register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as Parent shall reasonably request (provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified or is not otherwise subject to a general consent for service of process), and do any and all other acts or things which may be necessary or advisable to enable Parent to consummate the public sale or other disposition of such Registrable Securities in such jurisdictions; and (v) notify Parent, promptly after it shall receive notice thereof, of the date and time the registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

         3. S-3 Eligibility. As of the date hereof, the Company meets the "Registrant Requirements" for eligibility to use Form S-3 as set forth in
Section I. A. of the General Instructions to Form S-3.

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         4.       Suspension of Prospectus. Under any registration statement filed pursuant to Section 2 hereof, the Company may restrict disposition of Registrable Securities, and Parent will not be able to dispose of such Registrable Securities, if the Company shall have delivered a notice in writing to Parent stating that a delay in the disposition of such Registrable Securities is necessary because the Company, in its reasonable judgment, has determined in good faith that such sales would require public disclosure by the Company of material nonpublic information that is not included in such registration statement and that immediate disclosure of such information would be materially detrimental to the Company. In the event of the delivery of the notice described above by the Company, the Company shall use its reasonable best efforts to amend such registration statement and/or amend or supplement the related prospectus if necessary and to take all other actions necessary to allow the proposed sale to take place as promptly as possible, subject, however, to the right of the Company to delay further sales of Registrable Securities until the conditions or circumstances referred to in the notice have ceased to exist or have been disclosed. Such right to delay sales of Registrable Securities shall not be exercised by the Company more than two times in any four (4) month period and shall not exceed sixty (60) days in the aggregate (during the period the registration statement is otherwise required to remain effective specified in
Section 2(b) above) and no longer than thirty (30) days as to any single delay. The provisions set forth in this Section 4 shall have no adverse effect upon, nor compromise, the rights of Parent under Section 2.12(a)(iii) of the Agreement.

         5. Expenses. All of the out-of-pocket expenses incurred in connection with any registration of Registrable Securities pursuant to this Declaration, including, without limitation, all SEC, Nasdaq National Market and blue sky registration and filing fees, printing expenses, transfer agents' and registrars' fees and the reasonable fees and disbursements of the Company's outside counsel and independent accountants shall be paid by the Company. The Company shall not be responsible for any legal fees or any selling expenses of Parent incurred in connection with the registration or, subject to Section 6 hereof, the resale of Registrable Securities pursuant to this Declaration (including, without limitation, any broker's fees or commissions); provided that nothing in this Section 5 shall have an adverse effect upon, nor compromise, the rights of Parent under Section 2.12(d) of the Agreement. Notwithstanding the foregoing, in the event that at the Company's election the resale of the Registrable Securities occurs in a registration conducted as a firm commitment underwritten offering, the Company shall also pay the underwritten discounts and commissions of any Registrable Securities of Parent if it participates therein.

         6. Sale Without Registration. The Holder of a certificate representing Registrable Securities required to bear the legend in substantially the form set forth in Section 3.17 of the Agreement by acceptance thereof agrees to comply in all respects with the provisions of this Section 6. Prior to any proposed sale or transfer of any Registrable Securities which shall not be registered under the Securities Act, the holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer, accompanied by: (i) such information as is reasonably necessary in order to establish that such transfer may be made without registration under the Securities Act; and (ii) except for transfers proposed to be made in accordance with SEC Rule 144 (as in effect at the date hereof and as amended from time to time thereafter), upon request and at the expense of the Company, a customary written opinion of legal counsel, satisfactory in form and substance to the Company, to the effect that such transfer may be made without registration under the Securities Act;

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provided, however, that, notwithstanding anything to the contrary herein, the
Company shall not be required to incur any expense in connection with a written opinion of legal counsel required for a "section 4(1-1/2)" private resale of Registrable Securities (other than a "section 4(1-1/2)" private resale in connection with a Private Sale pursuant to Section 2.12 of the Agreement); provided, further, that nothing contained in this Section 6 shall relieve the Company from complying with any request for registration, qualification or compliance made pursuant to the other provisions of Section 2 of this Agreement.

         7. Indemnification. In the event of any offering registered pursuant to this Declaration:

                  (a) the Company will indemnify Parent, each of its officers, directors and partners and Parent's legal counsel, and each person controlling Parent within the meaning of Section 15 of the Securities Act (each, a "Seller Indemnified Party"), with respect to which registration, qualification or compliance has been effected pursuant to this Declaration, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, or state securities laws, or common law, applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each Seller Indemnified Party for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable to any Seller Indemnified Party to the extent that any such claim, loss, damage, liability or expense arises out of or is based in any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished by any Seller Indemnified Party to the Company in an instrument duly executed by such Seller Indemnified Party and stated to be specifically for use therein.

                  (b) Parent will indemnify the Company, each of its directors and officers who has signed any registration statement made effective pursuant to the obligations hereunder and its legal counsel and independent accountants (each, a "Company Indemnified Party"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Company Indemnified Party for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by

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Parent and stated to be specifically for use therein; provided, however, that the obligations of Parent hereunder shall be limited to an amount equal to the gross proceeds (after deducting reasonable commissions) received by Parent of Registrable Securities sold as contemplated herein.

                  (c) If the indemnification provided for in this Section 7 is for any reason not available to a party entitled to indemnification under this Section 7 (the "Indemnified Party") with respect to any loss, liability, claim, damage, or expense referred to therein as a result of a judicial determination that such indemnification may not be enforced, in such case notwithstanding this Declaration to the contrary, the party required to provide indemnification (the "Indemnifying Party"), in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or the alleged untrue statement of a material fact or the omission or the alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and provided, further that the liability of Parent or any permitted transferee of the registration rights granted hereunder this Section 7(c) shall not exceed the proceeds from the offering received by Parent or any permitted transferee of the registration rights granted hereunder, prior to deduction of any commissions, transfer taxes or other selling expenses incurred with respect to such sale.

                  (d) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has written notice of any claim or potential claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or potential claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Declaration, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is compared as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (e)      The obligations of Parent and Company under this
Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Declaration and otherwise.

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         8.       Limitation on Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Declaration may not be assigned by Parent unless such a transfer is (a) to an Affiliate (as defined pursuant to Rule 144 of the Securities Act) and such assignment includes all of the Registrable Securities then held by the transferor or (b) in connection with a Private Sale (as defined in the Agreement) of Registrable Securities pursuant to Section 2.12 of the Agreement. Prior to a permitted transfer of registration rights under this Declaration, Parent must furnish the Company with written notice of the name and address of such proposed transferee and the Registrable Securities with respect to which such registration rights are being assigned and a copy of a duly executed written instrument in form reasonably satisfactory to the Company by which such transferee assumes all of the obligations and liabilities of its transferor hereunder and agrees itself to be bound hereby. No transfer of registration rights under this Declaration shall be permitted if immediately following such transfer the disposition of such Registrable Securities by the transferee is not restricted under the Securities Act.

         9. Termination of Registration Rights. The registration rights set forth in this Agreement shall terminate with respect to the Company Common Stock issued pursuant to the Agreement (and the right to transfer such shares of the Company Common Stock pursuant to the registration statement under which such shares of the Company Common Stock were registered shall terminate) immediately upon the earliest to occur of (i) the date on which such shares cease to be Registrable Securities, (ii) the one (1) year anniversary of the issuance of such shares pursuant to the Agreement and (iii) the date that all parties hereto agree in writing to so terminate this Agreement; provided, however, that no such termination shall affect (i) any liability of the Company for any prior breach of the registration rights of the Holders set forth herein or (ii) the indemnification obligations of the Company and of a Holder pursuant to Section 7 of this Agreement.

         10. Information. Parent shall furnish to the Company such information regarding Parent, the Registrable Securities held by Parent and the distribution proposed by Parent as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Declaration.

         11. Reports Under Exchange Act. Subject to Section 2 of this Agreement, the Company agrees to:

                  (a) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (b) furnish to Parent, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), and (ii) a copy of the most recent annual or quarterly report of the Company.

         12. Amendment of Registration Rights. The registration rights granted hereunder may not be amended without the mutual written consent of Parent and the Company.

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         13.      Governing Law. This Declaration shall be governed in all
respects by and construed in accordance with the laws of the State of California.

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                                                                  EXECUTION COPY

         IN WITNESS WHEREOF, this Declaration of Registration Rights is executed as of the date first above written.

                                           PINNACLE SYSTEMS, INC.

                                           By: /s/ Arthur D. Chadwick
                                               ---------------------------------
                                                Arthur D. Chadwick
                                                Vice President of Finance and
                                                Chief Financial Officer

                                           SCM MICROSYSTEMS, INC.

                                           By: Robert Schneider
                                               ---------------------------------
                                                Name: Robert Schneider
                                                Title: CEO

             [SIGNATURE PAGE TO DECLARATION OF REGISTRATION RIGHTS]